- -----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  September 8, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor)


                        FINANCIAL ASSET SECURITIES CORP.
- ---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
- ----------------------------  -------------- ------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
- -----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


- -----------------------------------------------------------------

Item 5.  Other Events.
- ----     ------------


Filing of Derived Materials.
- ---------------------------

     In connection with the offering of the Home Loan Asset Backed Notes, 1997-4 (the "Notes") Greenwich Capital Markets, Inc. and Bear, Stearns & Co. Inc. as underwriters of the Notes (together, the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to their potential investors. Although the Registrant provided the Underwriters with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99   Computational Materials for Series 1997-4.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ---------------------
 Peter McMullin




Dated:  September 8, 1997


                                Exhibit Index
                               -------------


Exhibit                                                                  Page
- -------                                                                  ----

99. Computational Materials for Series 1997-4.




  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


DATE PREPARED:  9/04/97

                           PRELIMINARY TERM SHEET
                           -----------------------

                    CITYSCAPE HOME LOAN OWNER TRUST 1997-4
                 HOME LOAN ASSET BACKED NOTES, SERIES 1997-4
                                 $198,000,000
                 Financial Asset Securities Corp., Depositor



                                                                                                                      Expected
                                   WAL                  Payment Window           Tanche      Assumed                   Ratings
 Class(1)     Amount            (Yrs)(2,3)                (Mos)(2,3)              Type        Price      Benchmark     D&P/S&P
- ---------     ------            ----------                ----------              ----        -----      ---------     -------
 A-1     $61,000,000               1.00                     01-24              Sequential     100-00     1 M LIBOR     AAA/AA
 A-2     $46,000,000               3.02                     24-50              Sequential     99-31+       3 Yr.       AAA/AA
 A-3     $11,000,000               5.06                     50-79              Sequential     100-00       5 Yr.       AAA/AA
 A-4     $13,500,000       10.59 Call/11.75 Mat     79-145 Call/79-228 Mat     Sequential     99-30+     6 5/8 5/07    AAA/AA
 A-5     $11,500,000        6.73 Call/6.75 Mat      37-145 Call/37-226 Mat      Lockout       99-30+    7 1/4% 8/04    AAA/AA
 M-1     $29,500,000        8.46 Call/8.99 Mat      53-145 Call/53-224 Mat     Mezzanine      99-30+     5 5/8 2/06     AA/AA
 M-2     $13,500,000        8.46 Call/8.97 Mat      53-145 Call/53-214 Mat     Mezzanine      99-31      5 5/8 2/06     A/A-
 B       $12,000,000               5.87                     53-90             Subordinate     99-31+    6 1/4% 2/03    BBB/BBB
 Total   $198,000,000



(1) The Class A-1 Notes will be the "Variable Rate Notes" based on LIBOR plus the Class A-1 pass-through margin. The pass-through rate on the Variable Rate Notes will be subject to a cap of 12.00%. The Class A-2 through A-5, M-1, M-2 and B Notes will be the "Fixed Rate Notes". If the clean-up call (as described below) is not exercised, the pass-through rate on the Class A-4, A-5, M-1 and M-2 Notes will increase by 0.50% (50 basis points).

(2) The Class A-1 through A-3 and Class B Notes are unaffected by the clean-up call at the Pricing Prepayment Speed (defined below). The Class A-4, A-5, M-1 and M-2 Notes will be priced to the clean-up call and the Class A-1 through A-3 and Class B Notes will be priced to Maturity.

(3) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.

Underwriters:            Greenwich Capital Markets, Inc. (Lead Manager);
                         Bear, Stearns & Co., Inc.(Co-Manager).
Servicer:                Cityscape Corp.
Depositor:               Financial Asset Securities Corp.
Indenture Trustee:       U.S. Bank National Association, d/b/a First Bank
                         National Association.
Owner Trustee:           Wilmington Trust Company.
Federal Tax Status:      It is anticipated that the Notes will be treated as
                         debt instruments for federal income tax purposes.
Registration:            The Notes will be available in book-entry form
                         through DTC.
Expected Pricing
 Date:                   Monday, September 8, 1997
Expected Settlement
 Date:                   Tuesday, September 16, 1997

Accrued Interest:        The price to be paid by investors for the Fixed Rate
                         Notes will include accrued interest from September
                         1, 1997 (the "Cut-off Date") up to, but not including, the Settlement Date (15 days). The price to be paid by investors for the Variable Rate Notes will include accrued interest from September 12, 1997 (the "Closing Date") up to, but not including, the Settlement Date (4 days).

Interest Accrual
  Period: The interest accrual period for the first Distribution Date with respect to the Fixed Rate Notes will include 30 days of interest and with respect to any subsequent Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day day months). The interest accrual period for the first Distribution Date with respect to the Variable Rate Notes will include 43 days of interest and with respect to any subsequent Distribution Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/360).

Distribution Dates:      25th day of each month (or the next succeeding
                         business day) commencing October 25, 1997.

ERISA Eligibility:       The Notes are expected to be ERISA eligible.

SMMEA Treatment:         The Notes will not constitute "mortgage related
                         securities" for purposes of SMMEA.

Optional Termination:    The transaction provides for a clean-up call which
                         may be exercised once the current principal balance of the loans is equal to 10% or less of the Maximum
                         Collateral Amount (defined below).

Pricing Prepayment
 Speed: Ramping from 4% CPR to 14% CPR at approximately 0.9091% increments, over 12 months.

Loans: The aggregate principal balance of the initial loans ("Initial Loans") will be approximately $151,169,569.92 as of the Cut-off Date. The Cut-off Date is the opening of business on September 1, 1997. A "Pre-Funding Account" will be established on the Closing Date into which approximately $48,830,430.08 in cash will be deposited. On or prior to (October 31, 1997), the amount on deposit in the Pre-Funding Account will be used to purchase additional loans (to the extent available) having similar characteristics as the Initial Loans (with any unused portion of such deposit amount to be distributed as principal on the Notes). The sum of the applicable cut-off date principal balances of the additional loans and the Cut-off Date principal balances of the Initial Loans is the "Maximum Collateral Amount".

Credit Enhancement:      Credit enhancement for the Class A Notes will
                         consist of (i) excess cashflow, (ii) subordination of the Class M-1, M-2 and B Notes (initially
                         (27.50%)) and (iii) overcollateralization (initially
                         1.00%).

                         Credit enhancement for the Class M-1

                         Notes will consist of (i) excess cashflow, (ii) subordination of the Class M-2 and B Notes (initially (12.75%)) and (iii) overcollateralization (initially 1.00%).

                         Credit enhancement for the Class M-2 Notes will consist of (i) excess cashflow, (ii) subordination of the Class B Notes (initially (6.00%)) and (iii) overcollateralization (initially 1.00%).

                         Credit enhancement for the Class B Notes will consist of (i) excess cashflow and (ii) overcollateralization (initially 1.00%).

Overcollateralization:   The Notes will represent approximately 99% of the
                         sum of (i) the aggregate principal balance of the Initial Loans as of the Cut-off Date and (ii) the amount deposited in the Pre-Funding Account on the Closing Date (such sum, the "Original Collateral
                         Principal Balance"); consequently, initial overcollateralization of 1% will provide credit protection for the Notes. On each Distribution Date prior to the Stepdown Date (defined below) excess interest will be paid as principal on the Notes until the O/C reaches the greater of (i) 7.75% of the Maximum Collateral Amount and (ii) the
                         Performance Trigger Amount.  On and after the
                         Stepdown Date, O/C needs to be maintained at the greater of (i) 15.50% of the current principal balance of the loans and (ii) the Performance
                         Trigger Amount (the O/C is subject to a floor of 0.50% of the Maximum Collateral Amount).

Stepdown Date:           The first Distribution Date occurring after
                         September 2000 as to which the credit enhancement for the Class A Notes reaches its targeted level.

Performance
Trigger Amount:          The Performance Trigger Amount is equal to the
                         difference between (A) (2.5) times the average of 60+ day delinquencies for the previous six months and (B) excess cashflow for the previous three
                         Distribution Dates.

Priority of
 Distributions:          Available funds will be distributed first, to
                         interest on the Notes and second, as principal of the Notes in the following order of priority.


          Interest
          --------

          1)  Class A Notes, current interest and unpaid interest shortfalls
          2) Class M-1 Notes, current interest and unpaid interest shortfalls
          3) Class M-2 Notes, current interest and unpaid interest shortfalls
          4)  Class B Notes, current interest and unpaid interest shortfalls
          5) Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules described below.


          Principal (prior to the Stepdown Date)
          ---------
          1)  Class A-5 Notes in accordance with the following Lockout
              Percentage:
                              October 1997 - September 2000 0%
                              October 2000 - September 2002 45%
                              October 2002 - September 2003 80%
                              October 2003 - September 2004 100%
                              October 2004 -                300%
          2)  Class A-1 through A-5 Notes, sequentially
          3) Class M-1, M-2 and B Notes, sequentially (once Class A Notes are retired)


          Principal (on and after the Stepdown Date)
          ---------
          * Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to the application of the Performance Trigger Amount).


          Target % of Pool    Target Credit Enhancement
          ----------------    -------------------------
Class A       29.50%                    70.50%
Class M-1     29.50%                    41.00%
Class M-2     13.50%                    27.50%

Class B All remaining principal will be distributed to the Class B until the principal balance of such Class is zero.


Any Remaining Funds
- -------------------
1)        reimbursements of principal writedowns on the Notes


Collateral Description:  Please see attached.

THE SERVICER

Cityscape Corporation ("Cityscape"), is a New York, Corporation that is a wholly owned subsidiary of Cityscape Financial Corp., a publicly-traded Delaware corporation, and is a full service mortgage banker engaged in the business of originating, selling and servicing mortgage loans on one- to four-family residential properties and small mixed-use properties, with an emphasis on non-conforming first and second mortgages. Cityscape was incorporated in New York in 1985 and currently is licensed as mortgage banker or registered, as required, in 42 states and the District of Columbia.


All Loans underwritten by Cityscape will have been underwritten pursuant to Cityscape's "Sav*-A-Loan" underwriting requirements. Generally, the "Sav*-A-Loan" underwriting standards of Cityscape place a greater emphasis on the creditworthiness of the borrower than on the underlying collateral in evaluating the likelihood that a borrower will be able to repay a Loan.


Cityscape's "Sav*-A-Loan" program is designated for homeowners who may have little or no equity in their property, but who possess good to excellent credit histories and provable income, who use the proceeds for home improvements or debt consolidation. Under the "Sav*-A-Loan" program, Cityscape obtains credit information with respect to each applicant from two sources and generally does not permit the ratio of total monthly debt obligations to monthly gross income to exceed 45%. The applicant must generally fall within one of the two highest credit classifications established by Cityscape. The principal amount of the "Sav*-A-Loans" purchased or originated by Cityscape generally ranges from a minimum of $10,000 to a maximum of $75,000. None of the loans originated under the "Sav*-A-Loan" program will have Combined Loan-to-Value Ratios in excess of approximately 125%. Each such home loan must be secured by a first, second or third lien on the related property. The property must be a completed and owner-occupied one- or two-family property and must have been occupied for at least six months.




 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-1
Amount                  61,000,000
Settlement Date          09/16/97
Next Payment Date         10/25/97
Dated Date                 9/12/97
Pass-Thru Margin             0.13%
Accrued Days                 4.00
Cleanup Call                   No
Pricing Speed         4% to 14% over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)         4.61     1.52     1.19     1.00     0.80    0.69
Duration                      3.70     1.39     1.11     0.94     0.76   0.66
First Principal Paymen    10/25/97 10/25/97 10/25/97 10/25/97 10/25/97 10/25/97
Last Principal Payment     6/25/07  1/25/01  3/25/00  9/25/99  2/25/99 11/25/98


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-2
Amount                 46,000,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  6.72%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%    150%     200%
Flat Price     100-00
Average Life (years)        11.91     5.27     3.84     3.02     2.14    1.68
Duration                     7.96     4.28     3.27     2.65     1.93    1.54
First Principal Paymen     6/25/07  1/25/01  3/25/00  9/25/99  2/25/99 11/25/98
Last Principal Payment    11/25/11  8/25/05  2/25/03 11/25/01  7/25/00 11/25/99


 Cityscape Home Loan O Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-3
Amount                 11,000,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.00%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        15.37    10.23     7.08     5.06     3.23    2.38
Duration                     9.15     7.08     5.38     4.13     2.81    2.13
First Principal Paymen    11/25/11  8/25/05  2/25/03 11/25/01  7/25/00 11/25/99
Last Principal Payment     8/25/14  2/25/10  7/25/07  4/25/04  8/25/01 3/25/00


 Cityscape Home Loan O Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-4
Amount                 13,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.33%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        18.59    15.59    13.77    11.75     7.64    2.75
Duration                     9.87     8.98     8.34     7.51     5.44    2.42
First Principal Paymen     8/25/14  2/25/10  7/25/07  4/25/04  8/25/01 3/25/00
Last Principal Payment     8/25/17  6/25/17  3/25/17  9/25/16  6/25/14 8/25/00


 Cityscape Home Loan O Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-5
Amount                 11,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.02%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)         9.17     7.20     6.99     6.75     6.73    7.15
Duration                     6.49     5.39     5.25     5.11     5.13    5.30
First Principal Paymen    10/25/00 10/25/00 10/25/00 10/25/00 10/25/00 8/25/00
Last Principal Payment     7/25/17  5/25/17  2/25/17  7/25/16  4/25/14 9/25/11


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       M-1
Amount                 29,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.44%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        16.57    12.52    10.59     8.99     6.65    5.68
Duration                     9.21     7.76     6.92     6.15     4.91    4.41
First Principal Paymen    12/25/10  2/25/05  4/25/03  2/25/02 10/25/00 4/25/01
Last Principal Payment     8/25/17  5/25/17  1/25/17  5/25/16  9/25/13 1/25/11


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       M-2
Amount                 13,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.59%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        16.57    12.51    10.58     8.97     6.62    5.29
Duration                     9.11     7.69     6.86     6.10     4.87    4.11
First Principal Paymen    12/25/10  2/25/05  4/25/03  2/25/02 10/25/00  1/25/01
Last Principal Payment     7/25/17  2/25/17  7/25/16  7/25/15  6/25/12 11/25/09


 Cityscape Home Loan O Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                         B
Amount                 12,000,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.97%
Next Payment Date         10/25/97
Cleanup Call                   No
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months

Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        14.47     9.39     7.32     5.87     4.13    3.38
Duration                     8.32     6.38     5.35     4.52     3.39    2.87
First Principal Paymen    12/25/10  2/25/05  4/25/03  2/25/02 10/25/00 10/25/00
Last Principal Payment     9/25/13  2/25/09 12/25/06  3/25/05  1/25/03  9/25/01


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-4
Amount                 13,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.33%
Next Payment Date         10/25/97
Cleanup Call                  Yes
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        18.34    14.64    12.71    10.59     6.54    2.75
Duration                     9.80     8.71     8.01     7.10     4.96    2.42
First Principal Paymen     8/25/14  2/25/10  7/25/07  4/25/04  8/25/01  3/25/00
Last Principal Payment     7/25/16  4/25/13  7/25/11 10/25/09  9/25/06  8/25/00


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       A-5
Amount                 11,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.02%
Next Payment Date         10/25/97
Cleanup Call                  Yes
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)         9.17     7.20     6.98     6.73     6.61    5.93
Duration                     6.49     5.39     5.25     5.11     5.07    4.66
First Principal Paymen    10/25/00 10/25/00 10/25/00 10/25/00 10/25/00  8/25/00
Last Principal Payment     7/25/16  4/25/13  7/25/11 10/25/09  9/25/06  8/25/04


 Cityscape Home Loan O Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       M-1
Amount                 29,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.44%
Next Payment Date         10/25/97
Cleanup Call                  Yes
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price     100-00
Average Life (years)        16.45    12.09    10.11     8.46     6.11    5.22
Duration                     9.18     7.63     6.76     5.96     4.67    4.17
First Principal Paymen    12/25/10  2/25/05  4/25/03  2/25/02 10/25/00  4/25/01
Last Principal Payment     7/25/16  4/25/13  7/25/11 10/25/09  9/25/06  8/25/04


 Cityscape Home Loan Owner Trust 1997-4
 Price-Yield Sensitivity Report

Tranche                       M-2
Amount                 13,500,000
Settlement Date            9/16/97
Cut-off Date                9/1/97
Bond Coupon                  7.59%
Next Payment Date         10/25/97
Cleanup Call                  Yes
Accrued Interest Days       15.00
Pricing Speed         4%-14% CPR over 12 Months
Base Ramp                      0%      50%      75%     100%     150%    200%
Flat Price      100-00
Average Life (years)        16.45    12.09    10.11     8.46     6.11    4.85
Duration                     9.09     7.57     6.71     5.92     4.65    3.89
First Principal Paymen    12/25/10  2/25/05  4/25/03  2/25/02 10/25/00  1/25/01
Last Principal Payment     7/25/16  4/25/13  7/25/11 10/25/09  9/25/06  8/25/04


INDEX:                                    Fixed Rate

TOTAL CUT-OFF DATE PRINCIPAL BALANCE:    $151,169,569.92
NUMBER OF LOANS:                         3,780

AVG CUT-OFF DATE PRINCIPAL BAL:  $39,991.95   RANGE: $8,453.23 - $75,000.00

WEIGHTED AVERAGE MORTGAGE RATE:           14.18%  RANGE:  11.25  - 16.99%

WEIGHTED AVERAGE COMBINED LTV:          117.79%  RANGE:  67.48  - 126.11%
WEIGHTED AVERAGE COMBINED LTV (2ND+):   117.81%  RANGE:  67.48  - 126.11%

WEIGHTED AVERAGE ORIGINAL STATED TERM:  219 months   RANGE: 120  - 240 months
WEIGHTED AVERAGE REMAINING TERM:        218 months   RANGE: 103  - 240 months
WEIGHTED AVERAGE MONTHS SEASONED:         1 months   RANGE:   0  -  17 months

TOP STATE CONCENTRATIONS ($):          14.98%  MD,  8.40%  CA,  7.95%  NY
MAXIMUM ZIP CODE CONCENTRATION ($):     0.54%  23456 (VIRGINIA BEACH, VA)

MATURE DATE:                                      Mar 19, 2006  -  Sep 01, 2017
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                               CURRENT
                          PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)
CUT-OFF DATE BALANCE:
 8,453.23  -    10,000.00         68,029.32       0.05            7       0.19
10,000.01  -    15,000.00      1,173,543.32       0.78           85       2.25
15,000.01  -    20,000.00      4,265,680.16       2.82          234       6.19
20,000.01  -    25,000.00     10,000,666.38       6.62          429      11.35
25,000.01  -    30,000.00     14,368,858.82       9.51          510      13.49
30,000.01  -    35,000.00     15,624,317.81      10.34          472      12.49
35,000.01  -    40,000.00     16,980,834.24      11.23          448      11.85
40,000.01  -    45,000.00     14,111,513.51       9.33          329       8.70
45,000.01  -    50,000.00     15,274,221.26      10.10          318       8.41
50,000.01  -    55,000.00     11,223,808.42       7.42          213       5.63
55,000.01  -    60,000.00     16,761,601.78      11.09          286       7.57
60,000.01  -    65,000.00      7,899,469.87       5.23          125       3.31
65,000.01  -    70,000.00      6,865,734.38       4.54          101       2.67
70,000.01  -    75,000.00     16,551,290.65      10.95          223       5.90
** ALL INFORMATION IS SUBJECT TO THE DISCLAIMER AVAILABLE FROM THE GCMD MENU **
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MORTGAGE RATE:
11.2500  - 11.5000                31,764.47       0.02            1       0.03
12.5001  - 13.0000             7,757,422.26       5.13          213       5.63
13.0001  - 13.5000            34,801,788.24      23.02          861      22.78
13.5001  - 14.0000            60,719,574.02      40.17        1,456      38.52
14.0001  - 14.5000            12,000,377.35       7.94          333       8.81
14.5001  - 15.0000            16,333,384.73      10.80          393      10.40
15.0001  - 15.5000             8,971,992.12       5.94          215       5.69
15.5001  - 16.0000             8,865,210.39       5.86          257       6.80
16.0001  - 16.5000               744,143.01       0.49           19       0.50
16.5001  - 16.9900               943,913.33       0.62           32       0.85
** ALL INFORMATION IS SUBJECT TO THE DISCLAIMER AVAILABLE FROM THE GCMD MENU **
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COMBINED ORIGINAL LTV:
 67.48  -  70.00                  30,390.41       0.02            1       0.03
 75.01  -  80.00                  19,000.00       0.01            1       0.03
 80.01  -  85.00                 131,188.28       0.09            6       0.16
 85.01  -  90.00                 446,216.42       0.30           15       0.40
 90.01  -  95.00               1,250,321.81       0.83           34       0.90
 95.01  - 100.00               2,737,809.20       1.81           83       2.20
100.01  - 105.00               7,860,477.64       5.20          210       5.56
105.01  - 110.00              13,000,993.07       8.60          368       9.74
110.01  - 115.00              20,017,603.10      13.24          524      13.86
115.01  - 120.00              26,602,448.22      17.60          651      17.22
120.01  - 125.00              78,778,848.94      52.11        1,881      49.76
125.01  - 126.11                 294,272.83       0.19            6       0.16

REMAINING TERM:
103  - 108                        22,848.60       0.02            2       0.05
109  - 120                        57,005.88       0.04            2       0.05
169  - 180                    52,256,900.79      34.57        1,480      39.15
217  - 228                       201,699.17       0.13            5       0.13
229  - 240                    98,631,115.48      65.25        2,291      60.61
** ALL INFORMATION IS SUBJECT TO THE DISCLAIMER AVAILABLE FROM THE GCMD MENU **
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MONTHS SEASONED:
 0                            39,895,556.35      26.39          993      26.27
 1                            56,683,774.73      37.50        1,419      37.54
 2                            39,687,878.05      26.25        1,007      26.64
 3                             9,704,871.52       6.42          233       6.16
 4                             2,079,180.10       1.38           51       1.35
 5                             1,642,337.87       1.09           40       1.06
 6                               883,308.44       0.58           21       0.56
 7                                59,314.78       0.04            1       0.03
 9                                44,591.76       0.03            1       0.03
10                                52,231.86       0.03            2       0.05
11                               211,976.69       0.14            5       0.13
12                               117,174.70       0.08            4       0.11
13                                98,919.84       0.07            2       0.05
17                                 8,453.23       0.01            1       0.03

AMORTIZATION:
Fully Amortizing             151,169,569.92     100.00        3,780     100.00
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LIEN PRIORITY:
1st Lien                         386,892.26       0.26            6       0.16
2nd Lien                     144,238,651.13      95.42        3,636      96.19
3rd Lien                       6,544,026.53       4.33          138       3.65

PROPERTY TYPE:
Single Family                148,489,964.42      98.23        3,714      98.25
2 Units                        2,679,605.50       1.77           66       1.75

OCCUPANCY STATUS:
Owner Occupied               151,169,569.92     100.00        3,780     100.00

STATE:
Arizona                          282,612.08       0.19            8       0.21
Arkansas                          37,500.00       0.02            1       0.03
California                    12,691,737.25       8.40          278       7.35
Colorado                       4,079,695.23       2.70           88       2.33
Connecticut                    3,208,946.70       2.12           84       2.22
Delaware                       1,954,164.89       1.29           45       1.19
District of Columbia             653,974.81       0.43           15       0.40
Florida                       11,310,443.80       7.48          320       8.47
Georgia                       10,098,149.89       6.68          281       7.43
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Hawaii                            24,912.68       0.02            1       0.03
Idaho                             86,786.27       0.06            4       0.11
Illinois                      10,094,401.18       6.68          233       6.16
Indiana                        3,011,529.25       1.99           89       2.35
Iowa                             320,184.60       0.21           10       0.26
Kansas                           507,297.31       0.34           14       0.37
Kentucky                       1,738,790.50       1.15           46       1.22
Louisiana                         53,438.07       0.04            2       0.05
Maine                             61,175.70       0.04            2       0.05
Maryland                      22,651,605.35      14.98          527      13.94
Massachusetts                  5,355,812.05       3.54          120       3.17
Michigan                       3,026,331.71       2.00           77       2.04
Minnesota                      2,510,013.93       1.66           74       1.96
Mississippi                      416,075.28       0.28           14       0.37
Missouri                       1,157,206.36       0.77           33       0.87
Montana                           29,909.60       0.02            1       0.03
Nebraska                         183,214.42       0.12            8       0.21
New Hampshire                    994,962.50       0.66           26       0.69
New Jersey                     4,260,919.67       2.82           98       2.59
New Mexico                       171,049.29       0.11            5       0.13
New York                      12,025,438.54       7.95          291       7.70
North Carolina                 5,965,676.88       3.95          159       4.21
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Ohio                             372,350.72       0.25            9       0.24
Oregon                            96,451.11       0.06            2       0.05
Pennsylvania                   7,049,443.08       4.66          190       5.03
Rhode Island                   1,726,350.16       1.14           50       1.32
South Carolina                 6,861,881.41       4.54          192       5.08
Tennessee                         88,118.54       0.06            2       0.05
Utah                           1,065,352.17       0.70           26       0.69
Virginia                      11,471,655.18       7.59          273       7.22
Washington                       133,161.71       0.09            4       0.11
Wisconsin                      3,340,850.05       2.21           78       2.06